Exhibit 99.2

HRPT PROPERTIES TRUST

First Quarter 2005

Supplemental Operating and Financial Data

All amounts in this report are unaudited, except for the
December 31, 2004 Consolidated Balance Sheet.

TABLE OF CONTENTS

CORPORATE INFORMATION

Company Profile
Investor Information
Research Coverage

FINANCIAL INFORMATION

Key Financial Data
Consolidated Balance Sheets
Consolidated Statements of Income
Consolidated Statements of Cash Flows
Calculation of EBITDA
Calculation of Funds from Operations (FFO)
Summary Results of Operations by Property Type
Summary Results of Operations by Major Market
Same Property Results and Analysis by Property Type
Same Property Results and Analysis by Major Market
Summary of Equity Investments in Former Subsidiaries
Debt Summary
Debt Maturity Schedule
Leverage Ratios, Coverage Ratios and Public Debt Covenants
Tenant Improvements, Leasing Costs and Capital Improvements
Acquisitions Information
Financing Activities

PORTFOLIO AND LEASING INFORMATION

Portfolio Summary by Property Type, Tenant and Major Market (Square Feet)
Portfolio Summary by Property Type, Tenant and Major Market (Annualized Rental Income)
Summary of Properties by Major Market
Leasing Summary
Occupancy and Leasing Analysis by Property Type and Major Market
Tenants Representing 1% or More of Total Annualized Rent
Three Year Lease Expiration Schedule by Property Type
Three Year Lease Expiration Schedule by Major Market
Portfolio Lease Expiration Schedule

WARNING REGARDING FORWARD LOOKING STATEMENTS

CERTAIN STATEMENTS CONTAINED IN THIS SUPPLEMENTAL OPERATING AND FINANCIAL DATA REPORT FOR THE QUARTER ENDED MARCH 31, 2005 ARE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND FEDERAL SECURITIES LAWS.  THESE FORWARD LOOKING STATEMENTS ARE BASED UPON OUR PRESENT BELIEFS AND EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR.  ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY OUR FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS.  SUCH FACTORS INCLUDE, WITHOUT LIMITATION, CHANGES IN THE ECONOMY AND THE CAPITAL MARKETS, COMPETITION WITHIN THE REAL ESTATE INDUSTRY OR THOSE INDUSTRIES IN WHICH OUR TENANTS OPERATE, AND CHANGES IN FEDERAL, STATE AND LOCAL LEGISLATION.  FOR EXAMPLE, SOME OF OUR TENANTS MAY NOT RENEW EXPIRING LEASES, AND WE MAY BE UNABLE TO LOCATE NEW TENANTS TO MAINTAIN THE HISTORICAL OCCUPANCY RATES OF OUR PROPERTIES; RENTS THAT WE CAN CHARGE AT OUR PROPERTIES MAY DECLINE; OUR TENANTS MAY EXPERIENCE LOSSES AND BECOME UNABLE TO PAY OUR RENTS; AND WE MAY BE UNABLE TO IDENTIFY PROPERTIES WHICH WE WANT TO BUY OR TO NEGOTIATE ACCEPTABLE PURCHASE PRICES.  THESE RESULTS COULD OCCUR DUE TO MANY DIFFERENT CIRCUMSTANCES, SOME OF WHICH, SUCH AS CHANGES IN OUR TENANTS’ FINANCIAL CONDITIONS OR NEEDS FOR LEASED SPACE, OR CHANGES IN THE CAPITAL MARKETS OR THE ECONOMY GENERALLY, ARE BEYOND OUR CONTROL.  YOU SHOULD NOT PLACE UNDUE RELIANCE UPON FORWARD LOOKING STATEMENTS.  EXCEPT AS MAY BE REQUIRED BY LAW, WE DO NOT INTEND TO IMPLY THAT WE WILL UPDATE OR REVISE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

CORPORATE INFORMATION

HRPT Properties Trust

Supplemental Operating and Financial Data

March 31, 2005

COMPANY PROFILE

The Company:

HRPT Properties Trust, or HRP, is a real estate investment trust, or REIT, which primarily owns office buildings located throughout the United States.  The majority of our properties are commercial office buildings located in central business district, or CBD, and suburban areas of major metropolitan markets.  At March 31, 2005, we also owned approximately 10 million square feet of leased commercial and industrial lands located in Oahu, Hawaii.  We have large concentrations of properties leased to the U.S. Government and medical related tenants.  We have been investment grade rated since 1994 and we are included in a number of financial indices, including the Russell 1000®, the Morgan Stanley REIT Index and the S&P REIT Composite Index.

Strategy:

Our primary business strategy is to efficiently operate our properties to maintain high occupancies, at market rates, with high credit quality tenants.  It is our goal to maintain an investment portfolio that is balanced between “security” and “growth”.  The security part of our portfolio includes properties that are long term leased or leased to tenants we believe are likely to renew their occupancy, such as government agencies, tenants in medical related industries and our leased lands in Hawaii.  The growth part of our portfolio includes our multi tenant commercial office buildings, which we believe will generate higher rents and appreciate in value in the future because of their physical qualities and locations.  We also consider our minority holdings in shares of our former subsidiaries to be part of our growth portfolio.  Although we sometimes sell properties, we consider ourselves to be a long term investor and are more interested in the long term earnings potential of our properties than selling properties for short term gains.  We currently do not have any investments in joint venture or off balance sheet entities.  We generally do not undertake speculative development, but we will sometimes do a build-to-suit project for an existing tenant.

Management:

HRP is managed by Reit Management & Research LLC, or RMR.  RMR was founded in 1986 to manage public investments in real estate.  As of March 31, 2005, RMR managed one of the largest portfolios of public real estate in the United States, including more than 850 properties, with approximately 81 million square feet, located in 42 states, Washington, DC, Puerto Rico and Ontario, Canada.  RMR has approximately 400 employees in its headquarters and regional offices located throughout the country.  In addition to managing HRP, RMR and its affiliates also manage Hospitality Properties Trust, a publicly traded REIT that owns hotels, Senior Housing Properties Trust, a publicly traded REIT that owns senior living properties and three mutual funds which invest in unaffiliated real estate companies.  The public companies managed by RMR had combined total market capitalization of approximately $11 billion as of March 31, 2005. We believe that being managed by RMR is a competitive advantage for HRP because RMR provides HRP with a depth of management and experience which may be unequaled in the real estate industry.  We also believe RMR is able to provide management services to HRP at costs that are lower than HRP would have to pay for similar quality services.

Corporate Headquarters:

400 Centre Street

Newton, MA  02458

(t)  (617) 332-3990

(f)  (617) 332-2261

Stock Exchange Listing:

New York Stock Exchange

Trading Symbols:

Common Stock — HRP

Preferred Stock Series A — HRP-A

Preferred Stock Series B — HRP-B

Senior Unsecured Debt Ratings:

Moody’s — Baa2

Standard & Poor’s — BBB

Portfolio Data (as of 3/31/05):

Total properties	375
Total sq. ft. (000s)	44,151
Percent leased	93.7%

Portfolio Concentration by Sq. Ft. (as of 3/31/05):

	Office	Industrial	Total
CBD	24.3%	0.4%	24.7%
Suburban	39.9%	35.4%	75.3%
Total	64.2%	35.8%	100.0%

Portfolio Concentration by NOI (Q1 2005) (1):

	Office	Industrial	Total
CBD	36.4%	0.2%	36.6%
Suburban	47.4%	16.0%	63.4%
Total	83.8%	16.2%	100.0%

Portfolio Concentration by Major Market:

	3/31/05 Sq. Ft.	Q1 2005 NOI (1)
Metro Philadelphia, PA	12.3%	15.6%
Metro Washington, DC	6.0%	11.9%
Metro Boston, MA	6.7%	9.2%
Oahu, HI	22.0%	8.4%
Southern California	3.3%	7.6%
Metro Atlanta, GA	4.2%	5.2%
Metro Austin, TX	6.4%	4.6%
Other Markets	39.1%	37.5%
Total	100.0%	100.0%

(1)          We compute NOI, or property net operating income, as rental income from real estate less property operating expenses; NOI excludes income from other investments.

INVESTOR INFORMATION

Board of Trustees

Barry M. Portnoy	Gerard M. Martin
Managing Trustee	Managing Trustee

Patrick F. Donelan	Frederick N. Zeytoonjian
Independent Trustee	Independent Trustee

Tjarda Clagett
Independent Trustee

Senior Management

John A. Mannix	Adam D. Portnoy
President and Chief Operating Officer	Executive Vice President

John C. Popeo	Jennifer B. Clark
Treasurer, Chief Financial Officer and Secretary	Senior Vice President

David M. Lepore
Senior Vice President

Contact Information

Investor Relations	Inquiries
HRPT Properties Trust	Financial inquiries should be directed to John C. Popeo,
400 Centre Street	Treasurer and Chief Financial Officer, at (617) 332-3990
Newton, MA 02458	or jpopeo@reitmr.com.
(t) (617) 332-3990
(f) (617) 332-2261	Investor and media inquiries should be directed to
(email) info@hrpreit.com	Timothy A. Bonang, Manager of Investor Relations, at
(website) www.hrpreit.com	(617) 796-8149 or tbonang@reitmr.com.

RESEARCH COVERAGE

Equity Research Coverage

A.G. Edwards & Sons	RBC Capital Markets
David Aubuchon	Jay Leupp
(314) 955-5452	(415) 633-8588

Legg Mason	Smith Barney Citigroup
David Fick	John Stewart
(410) 539-0000	(212) 816-1685

Merrill Lynch	Stifel, Nicolaus
Steve Sakwa	Phillip Martin
(212) 449-0335	(312) 832-2756

Raymond James	Wachovia Securities
Paul Puryear	Stephen Swett
(727) 573-3800	(212) 909-0954

Debt Research Coverage

Banc of America Securities	Credit Suisse First Boston
Chris Brown	Thierry Perrein
(704) 386-2524	(212) 538-8618

Bear Stearns & Company	Merrill Lynch
Susan Berliner	John Forrey
(212) 272-3824	(212) 449-1812

Citigroup	Wachovia Securities
Thomas Cook	Dan Sullivan
(212) 723-1112	(703) 383-6441

Rating Agencies

Moody’s Investor Service	Standard and Poor’s
Karen Nickerson	Jeanne Sarda
(212) 553-4924	(212) 438-2598

HRP is followed by the analysts and its publicly held debt and preferred shares are rated by the rating agencies listed above.  Please note that any opinions, estimates or forecasts regarding HRP’s performance made by these analysts or agencies do not represent opinions, forecasts or predictions of HRP or its management.  HRP does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations provided by any of these analysts or agencies.

FINANCIAL INFORMATION

HRPT Properties Trust

Supplemental Operating and Financial Data

March 31, 2005

KEY FINANCIAL DATA

(share amounts and dollars in thousands, except per share data)

	As of and For the Three Months Ended
	3/31/2005		12/31/2004		9/30/2004		6/30/2004		3/31/2004

Shares Outstanding:
Common shares outstanding (at end of period)	199,817		177,317		177,317		177,278		177,274
Preferred shares outstanding (at end of period)	20,000		20,000		20,000		20,000		20,000
Weighted average common shares and units outstanding - basic	179,817		177,317		177,285		177,276		172,724
Weighted average common shares and units outstanding - diluted (1)	179,817		177,317		177,285		177,276		172,724

Common Share Data:
Price at end of period	$11.91		$12.83		$10.99		$10.01		$11.30
High during period	$13.20		$12.99		$11.07		$11.39		$11.37
Low during period	$10.95		$10.96		$9.86		$8.25		$9.76
Annualized dividends paid per share	$0.84		$0.84		$0.84		$0.80		$0.80
Annualized dividend yield (at end of period)	7.1%		6.5%		7.6%		8.0%		7.1%

Market Capitalization:
Total debt (book value)	$2,157,568		$2,355,031		$2,272,430		$1,596,654		$1,571,076
Plus: market value of preferred shares (at end of period)	530,280		548,440		545,480		530,400		561,560
Plus: market value of common shares (at end of period)	2,379,820		2,274,977		1,948,714		1,774,553		2,003,196
Total market capitalization	$5,067,668		$5,178,448		$4,766,624		$3,901,607		$4,135,832
Total debt / total market capitalization	42.6%		45.5%		47.7%		40.9%		38.0%

Book Capitalization:
Total debt	$2,157,568		$2,355,031		$2,272,430		$1,596,654		$1,571,076
Plus: total stockholders’ equity	2,549,709		2,307,194		2,313,937		2,325,856		2,337,711
Total book capitalization	$4,707,277		$4,662,225		$4,586,367		$3,922,510		$3,908,787
Total debt / total book capitalization	45.8%		50.5%		49.5%		40.7%		40.2%

Selected Balance Sheet Data:
Total assets	$4,823,683		$4,813,330		$4,752,257		$4,045,756		$4,027,411
Total liabilities	$2,273,974		$2,506,136		$2,438,320		$1,719,900		$1,689,700
Gross book value of real estate assets (2)	$4,831,691		$4,814,514		$4,709,543		$4,010,039		$3,957,527
Equity investments in former subsidiaries (book value)	$205,547		$207,804		$218,174		$220,445		$222,589
Total debt / gross book value of real estate plus equity investments in former subsidiaries (2)	42.8%		46.9%		46.1%		37.7%		37.6%

Selected Income Statement Data:
Rental income	$167,319		$167,551		$160,419		$138,801		$136,458
EBITDA (3)	$105,939		$105,105		$102,375		$90,797		$89,404
Property net operating income (NOI) (4)	$103,864		$102,502		$100,168		$87,264		$85,442
NOI margin (5)	62.1%		61.2%		62.4%		62.9%		62.6%
Net income	$32,235		$41,993		$36,401		$35,060		$49,375
Preferred distributions	$(11,500)		$(11,500)		$(11,500)		$(11,500)		$(11,500)
Net income available for common shareholders	$20,735		$30,493		$24,901		$23,560		$37,875
Funds from operations (FFO) (6)	$68,243		$67,493		$69,071		$63,578		$61,063
FFO available for common shareholders (6)	$56,743		$55,993		$57,571		$52,078		$49,563
Common distributions paid	$37,237		$37,236		$37,229		$35,455		$35,454

Per Share Data:
Net income available for common shareholders	$0.12		$0.17		$0.14		$0.13		$0.22
FFO available for common shareholders	$0.32		$0.32		$0.32		$0.29		$0.29
Common distributions paid	$0.21		$0.21		$0.21		$0.20		$0.20
FFO payout ratio	65.6%		66.5%		64.7%		68.1%		71.5%

Coverage Ratios:
EBITDA (3) / interest expense	3.0	x	3.0	x	3.3	x	3.6	x	3.4	x
EBITDA (3) / interest expense and preferred distributions	2.2	x	2.2	x	2.4	x	2.5	x	2.4	x

(1)          HRP has no outstanding common share equivalents, such as units, convertible debt or stock options.

(2)          Gross book value of real estate assets is real estate properties, at cost, including purchase price allocations relating to FAS 141.

(3)          See page 13 for calculation of EBITDA.

(4)          Property net operating income, or NOI, is defined as rental income from real estate less property operating expenses; NOI excludes income from other investments.

(5)          NOI margin is defined as property net operating income, or NOI, as a percentage of rental income.

(6)          See page 14 for calculation of FFO and FFO available for common shareholders.

HRPT Properties Trust

Supplemental Operating and Financial Data

March 31, 2005

CONSOLIDATED BALANCE SHEETS

(dollars in thousands, except per share data)

	As of March 31, 2005	As of December 31, 2004
		(audited)

ASSETS
Real estate properties, at cost:
Land	$928,111	$928,106
Buildings and improvements	3,774,135	3,756,963
	4,702,246	4,685,069
Accumulated depreciation	(481,597)	(454,411)
	4,220,649	4,230,658
Acquired real estate leases	142,451	149,063
Equity investments in former subsidiaries	205,547	207,804
Cash and cash equivalents	22,335	21,961
Restricted cash	19,838	22,257
Rents receivable, net of allowance for doubtful accounts of $4,420 and $4,594, respectively	119,465	113,504
Other assets, net	93,398	68,083
Total assets	$4,823,683	$4,813,330

LIABILITIES AND SHAREHOLDERS’ EQUITY
Revolving credit facility	$80,000	$175,000
Senior unsecured debt, net	1,639,901	1,739,624
Mortgage notes payable, net	437,667	440,407
Accounts payable and accrued expenses	43,494	67,716
Acquired real estate lease obligations	38,428	39,843
Rent collected in advance	15,885	15,208
Security deposits	12,033	11,920
Due to affiliates	6,566	16,418
Total liabilities	2,273,974	2,506,136

Shareholders’ equity:
Preferred shares of beneficial interest, $0.01 par value:
50,000,000 shares authorized;
Series A preferred shares; 9 7/8% cumulative redeemable at par on February 22, 2006; 8,000,000 shares issued and outstanding, aggregate liquidation preference $200,000	193,086	193,086
Series B preferred shares; 8 3/4% cumulative redeemable at par on September 12, 2007; 12,000,000 shares issued and outstanding, aggregate liquidation preference $300,000	289,849	289,849
Common shares of beneficial interest, $0.01 par value:
225,000,000 shares authorized; 199,816,525 and 177,316,525 shares issued and outstanding, respectively	1,998	1,773
Additional paid in capital	2,653,738	2,394,946
Cumulative net income	1,320,025	1,287,790
Cumulative common distributions	(1,766,824)	(1,729,587)
Cumulative preferred distributions	(142,163)	(130,663)
Total shareholders’ equity	2,549,709	2,307,194
Total liabilities and shareholders’ equity	$4,823,683	$4,813,330

HRPT Properties Trust

Supplemental Operating and Financial Data

March 31, 2005

CONSOLIDATED STATEMENTS OF INCOME

(amounts in thousands, except per share data)

	For the Three Months Ended
	3/31/2005	3/31/2004

Rental income (1)	$167,319	$136,458

Expenses:
Operating expenses	63,455	51,016
Depreciation and amortization	32,721	25,043
General and administrative	6,875	5,698
Total expenses	103,051	81,757

Operating income	64,268	54,701

Interest income	180	120
Interest expense (including amortization of note discounts and premiums and deferred financing fees of $665 and $1,435, respectively)	(35,607)	(26,225)
Loss on early extinguishment of debt	—	(2,866)
Equity in earnings of equity investments	3,394	3,800
Gain on sale of shares of equity investments (2)	—	14,805
Gain on issuance of shares by equity investees (2)	—	5,040
Net income	32,235	49,375
Preferred distributions	(11,500)	(11,500)
Net income available for common shareholders	$20,735	$37,875

Weighted average common shares outstanding	179,817	172,724

Basic and diluted earnings per common share:
Net income available for common shareholders	$0.12	$0.22

Additional Data:
General and administrative expenses / rental income	4.1%	4.2%
General and administrative expenses / total assets (at end of period)	0.1%	0.1%

Non cash straight line rent adjustments (FAS 13) (1)	$6,537	$4,531
Lease value amortization (FAS 141) (1)	$(1,667)	$30
Lease termination fees included in rental income	$150	$138
Capitalized interest expense	$—	$—

(1)          We report rental income on a straight line basis over the terms of the respective leases.  Rental income includes non-cash straight line rent adjustments. Rental income also includes non-cash amortization of intangible lease assets and liabilities.

(2)          We account for our common share investments in Senior Housing Properties Trust, or Senior Housing, and Hospitality Properties Trust, or Hospitality Properties, using the equity method of accounting.  During the three months ended March 31, 2004, we sold 3,148,500 of our Senior Housing common shares and recognized a gain of $14,805.  In addition, we recognized gains of $5,040 during the three months ended March 31, 2004, as a result of share issuances by Senior Housing and Hospitality Properties at prices above our per share carrying value.

HRPT Properties Trust

Supplemental Operating and Financial Data

March 31, 2005

CONSOLIDATED STATEMENTS OF CASH FLOWS

(dollars in thousands)

	For the Three Months Ended
	3/31/2005	3/31/2004
Cash flows from operating activities:
Net income	$32,235	$49,375
Adjustments to reconcile net income to cash provided by operating activities:
Depreciation	27,186	21,716
Amortization of note discounts and premiums and deferred financing fees	665	1,435
Amortization of acquired real estate leases	5,197	1,931
Other amortization	2,005	1,366
Loss on early extinguishment of debt	—	2,866
Equity in earnings of equity investments	(3,394)	(3,800)
Gain on sale of shares of equity investments	—	(14,805)
Gain on issuance of shares by equity investees	—	(5,040)
Distributions of earnings from equity investments	3,394	3,800
Change in assets and liabilities:
Decrease in restricted cash	2,419	2,077
Increase in rents receivable and other assets	(29,460)	(25,913)
Decrease in accounts payable and accrued expenses	(24,222)	(6,120)
Increase in rent collected in advance	677	3,488
Increase in security deposits	113	82
Decrease in due to affiliates	(9,852)	(2,488)
Cash provided by operating activities	6,963	29,970

Cash flows from investing activities:
Real estate acquisitions and improvements	(17,177)	(23,720)
Distributions in excess of earnings from equity investments	2,257	3,051
Proceeds from sale of common shares of equity investment	—	54,413
Cash (used for) provided by investing activities	(14,920)	33,744

Cash flows from financing activities:
Proceeds from issuance of common shares, net	259,017	323,639
Proceeds from borrowings	180,000	445,000
Payments on borrowings	(377,136)	(751,284)
Deferred financing fees	(4,813)	(2,032)
Distributions to common shareholders	(37,237)	(35,454)
Distributions to preferred shareholders	(11,500)	(11,500)
Cash provided by (used for) financing activities	8,331	(31,631)

Increase in cash and cash equivalents	374	32,083
Cash and cash equivalents at beginning of period	21,961	11,526
Cash and cash equivalents at end of period	$22,335	$43,609

Supplemental cash flow information:
Interest paid	$50,797	$31,283

CALCULATION OF EBITDA

(dollars in thousands)

	For the Three Months Ended
	3/31/2005	3/31/2004

Net income	$32,235	$49,375
Plus: interest expense	35,607	26,225
Plus: income taxes	—	—
Plus: depreciation and amortization	32,721	25,043
Plus: loss on early exinguishment of debt	—	2,866
Less: gain on sale of shares of equity investments	—	(14,805)
Less: gain on issuance of shares by equity investees	—	(5,040)
Less: equity in earnings of equity investments	(3,394)	(3,800)
Plus: EBITDA from equity investments	8,770	9,540
EBITDA	$105,939	$89,404

We compute EBITDA, or earnings before interest, taxes, depreciation and amortization, as net income less gains on equity transactions of equity investments, plus loss on early extinguishment of debt, interest expense, depreciation and amortization and the difference between EBITDA and earnings from equity investments.  We consider EBITDA to be an appropriate measure of our performance, along with net income and cash flow from operating, investing and financing activities.  We believe EBITDA provides useful information to investors because by excluding the effects of certain historical costs, such as interest, depreciation and amortization expense, EBITDA can facilitate a comparison of our current operating performance with our past operating performance and of operating performance among REITs.  EBITDA does not represent cash generated by operating activities in accordance with generally accepted accounting principles, or GAAP, and should not be considered an alternative to net income or cash flow from operating activities as a measure of financial performance or liquidity.

CALCULATION OF FUNDS FROM OPERATIONS (FFO)

(dollars in thousands)

	For the Three Months Ended
	3/31/2005	3/31/2004

Net income	$32,235	$49,375
Plus: depreciation and amortization	32,721	25,043
Loss on early extinguishment of debt:
Add: amount included in expenses	—	2,866
Less: portion settled in cash	—	—
Less: gain on sale of shares of equity investments	—	(14,805)
Less: gain on issuance of shares by equity investees	—	(5,040)
Less: equity in earnings of equity investments	(3,394)	(3,800)
Plus: FFO from equity investments	6,681	7,424
FFO	68,243	61,063
Less: preferred distributions	(11,500)	(11,500)
FFO available for common shareholders	$56,743	$49,563

We compute FFO and FFO available for common shareholders as shown above.  Our calculation of FFO differs from the NAREIT definition because we exclude loss on early extinguishment of debt not settled in cash.  We consider FFO to be an appropriate measure of performance for a REIT, along with net income and cash flow from operating, investing and financing activities. We believe that FFO provides useful information to investors because by excluding the effects of certain historical costs, such as depreciation expense and gains or losses on sales of properties, FFO can facilitate a comparison of current operating performance among REITs.  FFO does not represent cash generated by operating activities in accordance with generally accepted accounting principles, or GAAP, and should not be considered an alternative to net income or cash flow from operating activities as a measure of financial performance or liquidity.  FFO is one important factor considered by our Board of Trustees in determining the amount of distributions to shareholders.  Other important factors include, but are not limited to, requirements to maintain our status as a REIT, limitations in our revolving bank credit facility and public debt covenants, the availability of debt and equity capital to us and our expectation of future performance.

SUMMARY RESULTS OF OPERATIONS BY PROPERTY TYPE

(dollars and sq. ft. in thousands)

	As of and For the Three Months Ended
	3/31/2005	3/31/2004

Number of Properties:

Office	278	214
Industrial	97	26
Total	375	240

CBD	50	48
Suburban	325	192
Total	375	240

Square Feet:

Office	28,326	23,302
Industrial	15,825	12,724
Total	44,151	36,026

CBD	10,889	10,436
Suburban	33,262	25,590
Total	44,151	36,026

Percent Leased (1):

Office	92.2%	90.4%
Industrial	96.5%	98.2%
Total	93.7%	93.2%

CBD	94.1%	92.7%
Suburban	93.6%	93.4%
Total	93.7%	93.2%

Rental Income (2):

Office	$142,479	$118,705
Industrial	24,840	17,753
Total	$167,319	$136,458

CBD	$66,322	$64,819
Suburban	100,997	71,639
Total	$167,319	$136,458

Net Operating Income (NOI) (3):

Office	$87,079	$72,417
Industrial	16,785	13,025
Total	$103,864	$85,442

CBD	$38,014	$37,878
Suburban	65,850	47,564
Total	$103,864	$85,442

NOI Margin (4):

Office	61.1%	61.0%
Industrial	67.6%	73.4%
Total	62.1%	62.6%

CBD	57.3%	58.4%
Suburban	65.2%	66.4%
Total	62.1%	62.6%

(1)          Percent leased includes space being fitted out for occupancy pursuant to signed leases and space which is leased but is not occupied or is being offered for sublease by tenants.

(2)          Includes some triple net lease rental income.

(3)          Net operating income, or NOI, is defined as property rental income less property operating expenses.

(4)          NOI margin is defined as net operating income, or NOI, as a percentage of rental income.

SUMMARY RESULTS OF OPERATIONS BY MAJOR MARKET

(dollars and sq. ft. in thousands)

	As of and For the Three Months Ended
	3/31/2005	3/31/2004
Number of Properties:
Metro Philadelphia, PA	21	21
Metro Washington, DC	20	16
Metro Boston, MA	39	37
Oahu, HI	12	11
Southern California	24	18
Metro Atlanta, GA	36	—
Metro Austin, TX	26	26
Other markets	197	111
Total	375	240

Square Feet:
Metro Philadelphia, PA	5,452	5,469
Metro Washington, DC	2,644	2,214
Metro Boston, MA	2,979	2,620
Oahu, HI	9,699	9,755
Southern California	1,444	1,265
Metro Atlanta, GA	1,845	—
Metro Austin, TX	2,806	2,810
Other markets	17,282	11,893
Total	44,151	36,026

Percent Leased (1):
Metro Philadelphia, PA	93.8%	93.8%
Metro Washington, DC	95.2%	92.6%
Metro Boston, MA	93.3%	90.0%
Oahu, HI	99.4%	98.8%
Southern California	96.3%	94.1%
Metro Atlanta, GA	91.6%	—
Metro Austin, TX	84.6%	77.9%
Other markets	91.9%	92.6%
Total	93.7%	93.2%

Rental Income (2):
Metro Philadelphia, PA	$30,957	$32,949
Metro Washington, DC	18,589	14,734
Metro Boston, MA	14,338	12,462
Oahu, HI	10,921	10,278
Southern California	11,522	10,175
Metro Atlanta, GA	8,309	—
Metro Austin, TX	9,724	9,688
Other markets	62,959	46,172
Total	$167,319	$136,458

Net Operating Income (NOI) (3):
Metro Philadelphia, PA	$16,242	$18,301
Metro Washington, DC	12,340	9,478
Metro Boston, MA	9,590	9,018
Oahu, HI	8,700	8,519
Southern California	7,860	6,873
Metro Atlanta, GA	5,421	—
Metro Austin, TX	4,759	4,693
Other markets	38,952	28,560
Total	$103,864	$85,442

NOI Margin (4):
Metro Philadelphia, PA	52.5%	55.5%
Metro Washington, DC	66.4%	64.3%
Metro Boston, MA	66.9%	72.4%
Oahu, HI	79.7%	82.9%
Southern California	68.2%	67.5%
Metro Atlanta, GA	65.2%	—
Metro Austin, TX	48.9%	48.4%
Other markets	61.9%	61.9%
Total	62.1%	62.6%

(1)          Percent leased includes space being fitted out for occupancy pursuant to signed leases and space which is leased but is not occupied or is being offered for sublease by tenants.

(2)          Includes some triple net lease rental income.

(3)          Net operating income, or NOI, is defined as property rental income less property operating expenses.

(4)          NOI margin is defined as net operating income, or NOI, as a percentage of rental income.

Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market which excludes properties located in Wilmington, DE.  Southern California includes properties located in the Los Angeles, San Diego and Orange County markets, as defined by CoStar.  Oahu, HI includes all properties located on the island of Oahu.

SAME PROPERTY RESULTS AND ANALYSIS BY PROPERTY TYPE

(dollars and sq. ft. in thousands)

	As of and For the Three Months Ended (1)
	3/31/2005	3/31/2004
Office:
Properties	212	212
Total sq. ft.	23,174	23,174
Percent leased (2)	92.1%	90.4%
Rental income (3)	$118,179	$118,431
Net operating income (NOI) (4)	$71,227	$72,232
NOI % growth	-1.4%

Industrial:
Properties	26	26
Total sq. ft.	12,594	12,594
Percent leased (2)	98.3%	98.2%
Rental income (3)	$18,413	$17,753
Net operating income (NOI) (4)	$12,994	$13,025
NOI % growth	-0.2%

CBD:
Properties	48	48
Total sq. ft.	10,421	10,421
Percent leased (2)	93.9%	92.7%
Rental income (3)	$63,802	$64,819
Net operating income (NOI) (4)	$36,475	$37,878
NOI % growth	-3.7%

Suburban:
Properties	190	190
Total sq. ft.	25,347	25,347
Percent leased (2)	94.5%	93.3%
Rental income (3)	$72,790	$71,365
Net operating income (NOI) (4)	$47,746	$47,379
NOI % growth	0.8%

Total:
Properties	238	238
Total sq. ft.	35,768	35,768
Percent leased (2)	94.3%	93.1%
Rental income (3)	$136,592	$136,184
Net operating income (NOI) (4)	$84,221	$85,257
NOI % growth	-1.2%

(1)          Based on properties owned continuously since 1/1/2004.

(2)          Percent leased includes space being fitted out for occupancy pursuant to signed leases and space which is leased but is not occupied or is being offered for sublease by tenants.

(3)          Includes some triple net lease rental income.

(4)          Net operating income, or NOI, is defined as property rental income less property operating expenses.

SAME PROPERTY RESULTS AND ANALYSIS BY MAJOR MARKET

(dollars and sq. ft. in thousands)

	As of and For the Three Months Ended (1)
	3/31/2005	3/31/2004
Metro Philadelphia, PA:
Properties	21	21
Total sq. ft.	5,452	5,452
Percent leased (2)	93.8%	93.8%
Rental income (3)	$30,957	$32,949
Net operating income (NOI) (4)	$16,242	$18,301
NOI % growth	-11.3%

Metro Washington, D.C.:
Properties	16	16
Total sq. ft.	2,214	2,214
Percent leased (2)	94.5%	92.6%
Rental income (3)	$15,624	$14,734
Net operating income (NOI) (4)	$10,144	$9,478
NOI % growth	7.0%

Metro Boston, MA:
Properties	36	36
Total sq. ft.	2,577	2,577
Percent leased (2)	92.4%	89.9%
Rental income (3)	$12,059	$12,347
Net operating income (NOI) (4)	$8,228	$8,962
NOI % growth	-8.2%

Oahu, HI:
Properties	11	11
Total sq. ft.	9,625	9,625
Percent leased (2)	99.6%	98.8%
Rental income (3)	$10,762	$10,278
Net operating income (NOI) (4)	$8,577	$8,519
NOI % growth	0.7%

Southern California:
Properties	18	18
Total sq. ft.	1,265	1,265
Percent leased (2)	97.7%	94.1%
Rental income (3)	$10,750	$10,175
Net operating income (NOI) (4)	$7,389	$6,873
NOI % growth	7.5%

Metro Atlanta, GA:
Properties	—	—
Total sq. ft.	—	—
Percent leased (2)	0.0%	0.0%
Rental income (3)	$—	$—
Net operating income (NOI) (4)	$—	$—
NOI % growth	0.0%

Metro Austin, TX:
Properties	26	26
Total sq. ft.	2,806	2,806
Percent leased (2)	84.6%	77.9%
Rental income (3)	$9,724	$9,688
Net operating income (NOI) (4)	$4,759	$4,692
NOI % growth	1.4%

Other Markets:
Properties	110	110
Total sq. ft.	11,829	11,829
Percent leased (2)	92.6%	92.6%
Rental income (3)	$46,716	$46,013
Net operating income (NOI) (4)	$28,882	$28,432
NOI % growth	1.6%

Total:
Properties	238	238
Total sq. ft.	35,768	35,768
Percent leased (2)	94.3%	93.1%
Rental income (3)	$136,592	$136,184
Net operating income (NOI) (4)	$84,221	$85,257
NOI % growth	-1.2%

(1)          Based on properties owned continuously since 1/1/2004.

(2)          Percent leased includes space being fitted out for occupancy pursuant to signed leases and space which is leased but is not occupied or is being offered for sublease by tenants.

(3)          Includes some triple net lease rental income.

(4)          Net operating income, or NOI, is defined as property rental income less property operating expenses.

Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market which excludes properties located in Wilmington, DE.  Southern California includes properties located in the Los Angeles, San Diego and Orange County markets, as defined by CoStar.  Oahu, HI includes all properties located on the island of Oahu.

SUMMARY OF EQUITY INVESTMENTS IN FORMER SUBSIDIARIES

(dollars in thousands)

	As of March 31, 2005	As of December 31, 2004	As of September 30, 2004	As of June 30, 2004	As of March 31, 2004
Common shares owned by HRP:
Hospitality Properties Trust	4,000,000	4,000,000	4,000,000	4,000,000	4,000,000
Senior Housing Properties Trust (1)	8,660,738	8,660,738	9,660,738	9,660,738	9,660,738

Percent owned by HRP:
Hospitality Properties Trust	6.0%	6.0%	6.0%	6.0%	6.0%
Senior Housing Properties Trust (1)	12.6%	12.6%	15.2%	15.2%	15.2%

Percent of HRP’s total assets (book value):
Hospitality Properties Trust	2.0%	2.0%	2.1%	2.5%	2.5%
Senior Housing Properties Trust (1)	2.3%	2.3%	2.5%	2.9%	3.0%
Total	4.3%	4.3%	4.6%	5.4%	5.5%

Carrying book value on HRP’s balance sheet:
Hospitality Properties Trust	$97,829	$99,136	$100,002	$101,184	$102,492
Senior Housing Properties Trust (1)	107,718	108,668	118,172	119,261	120,097
Total	$205,547	$207,804	$218,174	$220,445	$222,589

Market value of shares owned by HRP:
Hospitality Properties Trust	$161,520	$184,000	$169,960	$169,200	$185,600
Senior Housing Properties Trust (1)	144,461	164,034	172,154	162,204	188,384
Total	$305,981	$348,034	$342,114	$331,404	$373,984

	For the Three Months Ended
	3/31/2005	3/31/2004
Equity in earnings of equity investments:
Hospitality Properties Trust	$1,573	$1,590
Senior Housing Properties Trust (1)	1,821	2,210
	$3,394	$3,800

EBITDA from equity investments:
Hospitality Properties Trust	$4,146	$3,732
Senior Housing Properties Trust (1)	4,624	5,808
	$8,770	$9,540

FFO from equity investments:
Hospitality Properties Trust	$3,414	$3,427
Senior Housing Properties Trust (1)	3,267	3,997
	$6,681	$7,424

Cash distributions from equity investments:
Hospitality Properties Trust	$2,880	$2,880
Senior Housing Properties Trust (1)	2,771	3,971
	$5,651	$6,851

(1)          In December 2004, we sold 1,000,000 shares of Senior Housing Properties Trust in an underwritten public offering for $19,860 ($18,862 net of commissions and other expenses) and we recognized gains of $6,745. In January and February 2004, we sold 3,148,500 shares of Senior Housing Properties Trust in underwritten public offerings for $57,303 ($54,413 net of commissions and other expenses) and we recognized gains of $14,805.

DEBT SUMMARY

(dollars in thousands)

		Coupon Rate	Interest Rate (1)	Principal Balance	Maturity Date	Due at Maturity	Years to Maturity

Secured Debt:

Secured debt	See note (2)(3)	8.700%	4.7500%	$75,519	10/11/2020	$9,036	15.5
Secured debt	23 properties in Atlanta, GA (4)	8.500%	5.0700%	29,656	4/11/2028	4,937	23.0
Secured debt	Six properties in Minneapolis, MN	7.020%	7.0200%	16,520	2/1/2008	15,724	2.8
Secured debt	One property in Austin, TX	8.400%	8.4000%	9,979	4/1/2007	9,433	2.0
Secured debt	Two properties in Richland, WA	8.000%	8.0000%	6,546	11/15/2008	1,004	3.6
Secured debt	One property in Buffalo, NY	5.170%	5.1700%	5,614	1/1/2009	134	3.8
Secured debt	One property in Philadelphia, PA (5)	6.794%	7.3827%	43,228	1/1/2029	2,478	23.8
Secured debt	See note (6)	6.814%	7.8420%	248,368	1/31/2011	225,547	5.8
Secured debt	Two properties in Rochester, NY	6.000%	6.0000%	5,552	10/11/2012	4,507	7.5
Total / weighted average secured debt		7.278%		$440,982		$272,800	10.2

Unsecured Debt:

Unsecured Floating Rate Debt:
Revolving credit facility (LIBOR + 65 bps)		3.200%	3.2000%	$80,000	4/28/2009	$80,000	4.1
Term loan (LIBOR + 80 bps)		3.300%	3.3000%	350,000	8/24/2009	350,000	4.4
Total / weighted average unsecured floating rate debt		3.281%		$430,000		$430,000	4.3

Unsecured Fixed Rate Debt:
Senior notes due 2010		8.875%	9.0002%	$30,000	8/1/2010	$30,000	5.3
Senior notes due 2010		8.625%	8.7702%	20,000	10/1/2010	20,000	5.5
Senior notes due 2012		6.950%	7.1793%	200,000	4/1/2012	200,000	7.0
Senior notes due 2013		6.500%	6.6933%	200,000	1/15/2013	200,000	7.8
Senior notes due 2014		5.750%	5.8276%	250,000	2/15/2014	250,000	8.9
Senior notes due 2015		6.400%	6.6010%	200,000	2/15/2015	200,000	9.9
Senior notes due 2016		6.250%	6.4699%	400,000	8/15/2016	400,000	11.4
Total / weighted average unsecured fixed rate debt		6.420%		$1,300,000		$1,300,000	9.2

Total / weighted average unsecured debt		5.640%		$1,730,000		$1,730,000	8.0

Total / weighted average secured debt		7.278%		$440,982		$272,800	10.2
Total / weighted average unsecured floating rate debt		3.281%		430,000		430,000	4.3
Total / weighted average unsecured fixed rate debt		6.420%		1,300,000		1,300,000	9.2
Total / weighted average debt		5.973%		$2,170,982		$2,002,800	8.4

(1)          Includes the effect of interest rate protection, mark-to-market accounting for certain assumed mortgages, and discounts on certain mortgages and unsecured notes. Excludes effects of offering and transaction costs.

(2)          One property in San Diego, CA, one property in Bellevue (Seattle), WA, one property in Rockville, MD, 6 properties in Atlanta, GA, 11 properties in Deaborn, MI and 14 properties in Solon (Cleveland), OH.

(3)          The loan becomes prepayable on 7/11/2005.  On 10/11/2005, the interest rate increases to at least 13.7% and the loan becomes subject to accelerated amortization.  We currently intend to prepay this loan in 2005.

(4)          The loan becomes prepayable on 1/11/2008.  On 4/11/2008, the interest rate increases to at least 13.5% and the loan becomes subject to accelerated amortization.  We currently intend to prepay this loan in 2008.

(5)          The loan becomes prepayable on 1/31/2011.  On 1/31/2011, the interest rate increases to 8.794% and the loan becomes subject to accelerated amortization.  We currently intend to prepay this loan in 2011.

(6)          Eight properties in Austin, TX, one property in Philadelphia, PA, two properties in Los Angeles, CA and two properties in Washington, DC.

DEBT MATURITY SCHEDULE

(dollars in thousands)

	Scheduled Principal Payments During Period
Year	Secured Debt	Unsecured Floating Rate Debt	Unsecured Fixed Rate Debt	Total	Weighted Average Interest Rate
2005	$7,625	$—	$—	$7,625	7.3%
2006	10,520	—	—	10,520	7.3%
2007	20,483	—	—	20,483	7.8%
2008	27,251	—	—	27,251	7.1%
2009	8,894	430,000	—	438,894	3.4%
2010	9,453	—	50,000	59,453	8.6%
2011	231,203	—	—	231,203	6.8%
2012	10,177	—	200,000	210,177	7.0%
2013	6,056	—	200,000	206,056	6.6%
2014 and thereafter	109,320	—	850,000	959,320	6.4%
	$440,982	$430,000	$1,300,000	$2,170,982	6.0%

LEVERAGE RATIOS, COVERAGE RATIOS AND PUBLIC DEBT COVENANTS

	As of and For the Three Months Ended
	3/31/2005		12/31/2004		9/30/2004		6/30/2004		3/31/2004
Leverage Ratios:

Total debt / total assets	44.7%		48.9%		47.8%		39.5%		39.0%
Total debt / gross book value of real estate assets (1)	44.7%		48.9%		48.3%		39.8%		39.7%
Total debt / gross book value of real estate assets plus equity investments in former subsidiaries (1)	42.8%		46.9%		46.1%		37.7%		37.6%
Total debt / total market capitalization	42.6%		45.5%		47.7%		40.9%		38.0%
Total debt / total book capitalization	45.8%		50.5%		49.5%		40.7%		40.2%
Secured debt / total assets	9.1%		9.1%		9.2%		8.1%		8.1%
Variable rate debt / total debt	19.9%		22.3%		19.6%		17.3%		15.9%

Coverage Ratios:

EBITDA / interest expense	3.0	x	3.0	x	3.3	x	3.6	x	3.4	x
EBITDA / interest expense + preferred distributions	2.2	x	2.2	x	2.4	x	2.5	x	2.4	x

Public Debt Covenants (2):

Debt / adjusted total assets (maximum 60%)	41.9%		46.0%		45.1%		36.8%		36.5%
Secured debt / adjusted total assets (maximum 40%)	8.5%		8.6%		8.7%		7.5%		7.6%
Consolidated income available for debt service / debt service (minimum 1.5x)	3.2	x	3.0	x	3.1	x	3.5	x	3.5	x
Total unencumbered assets / unsecured debt (minimum 200%)	242.2%		216.1%		221.3%		288.6%		292.0%

(1)          Gross book value of real estate assets is real estate properties, at cost, including purchase price allocations relating to FAS 141.

(2)          Adjusted total assets and unencumbered assets includes original cost of real estate assets and excludes depreciation and amortization, accounts receivable and other intangible assets.  Consolidated income available for debt service is earnings from operations excluding interest expense, depreciation and amortization, taxes, and gains and losses on sales of assets, determined together with debt service on a pro forma basis for the four consecutive fiscal quarters most recently ended.

TENANT IMPROVEMENTS, LEASING COSTS AND CAPITAL IMPROVEMENTS

(dollars and sq. ft. in thousands, except per sq. ft. data)

	For the Three Months Ended
	3/31/2005	12/31/2004	9/30/2004	6/30/2004	3/31/2004
Tenant improvements (TI)	$11,657	$14,221	$8,027	$6,072	$3,060
Leasing costs (LC)	3,090	10,121	4,264	7,416	3,146
Total TI and LC	14,747	24,342	12,291	13,488	6,206

Recurring building improvements	4,984	8,470	5,869	3,952	3,003
Development and redevelopment activities	536	1,684	1,722	2,666	1,575
Total capital improvements, including TI and LC	$20,267	$34,496	$19,882	$20,106	$10,784

Sq. ft. beginning of period	44,154	43,333	36,652	36,026	35,895
Sq. ft. end of period	44,151	44,154	43,333	36,652	36,026
Average sq. ft. during period	44,153	43,744	39,993	36,339	35,961

Recurring building improvements per average sq. ft. during period	$0.11	$0.19	$0.15	$0.11	$0.08

ACQUISITIONS INFORMATION

(dollars and sq. ft. in thousands)

Average
Remaining
		Office/	Number of		Purchase	Cap	Lease	Percent
Acquired	Location	Industrial	Properties	Sq. Ft.	Price (1)	Rate (2)	Term (3)	Leased (4)	Major Tenant

	Q1 2005 Total / Weighted Average		—	—	$—	—	—	—

(1)          Represents the gross purchase price and excludes closing costs and purchase price allocations relating to FAS 141.

(2)          Represents estimated current GAAP based annual net operating income, or NOI, which is defined as property rental income less property operating expenses, divided by the Purchase Price.

(3)          Average remaining lease term based on rental income as of the date acquired.

(4)          Percent leased as of the date acquired.

There were no acquisitions during the three months ended March 31, 2005.

FINANCING ACTIVITIES

(share amounts and dollars in thousands)

For the Three Months Ended
3/31/2005

Debt Transactions (1):
New debt raised	$—
New debt assumed as part of acquisitions	—
Total new debt	—

Debt retired	(100,000)
Net debt	$(100,000)

Equity Transactions:
New common shares issued	22,500
New common equity raised, net	$259,017

New preferred shares issued	—
New preferred equity raised, net	—
Total new equity	$259,017

Preferred equity retired	—
Net equity	$259,017

(1)          Excludes drawings and repayments on our revolving credit facility.  During the three months ended March 31, 2005, we amended our revolving credit facility to change its maturity to 2009 (plus a one year extension option), increase the amount available to be drawn to $750,000 (which may be further increased to $1,500,000 in certain circumstances) and to lower the interest on drawn amounts to LIBOR plus 65 b.p.

PORTFOLIO AND LEASING INFORMATION

PORTFOLIO SUMMARY BY PROPERTY TYPE, TENANT AND MAJOR MARKET (SQUARE FEET)

(sq. ft. in thousands)

	Metro	Metro	Metro		Southern	Metro	Metro	Other
	Philadelphia, PA	Washington, DC	Boston, MA	Oahu, HI	California	Atlanta, GA	Austin, TX	Markets	Total
Square Feet:
Office	5,452	2,644	2,742	—	1,444	1,845	1,490	12,709	28,326
Industrial	—	—	237	9,699	—	—	1,316	4,573	15,825
Total	5,452	2,644	2,979	9,699	1,444	1,845	2,806	17,282	44,151

CBD	4,599	892	521	158	331	—	185	4,203	10,889
Suburban	853	1,752	2,458	9,541	1,113	1,845	2,621	13,079	33,262
Total	5,452	2,644	2,979	9,699	1,444	1,845	2,806	17,282	44,151

U.S. Government and other government tenants (1)	11	1,362	210	—	509	782	—	2,582	5,456
Medical related tenants (1)	997	342	925	—	610	147	308	2,108	5,437
Land leases (1)	—	—	—	9,642	—	—	—	—	9,642
Other investment grade tenants (1)(2)	1,898	150	949	—	41	50	389	4,671	8,148
Other tenants (1)	2,206	663	694	—	231	712	1,677	6,524	12,707
Vacant	340	127	201	57	53	154	432	1,397	2,761
Total	5,452	2,644	2,979	9,699	1,444	1,845	2,806	17,282	44,151

Percent by Major Market:
Office	19%	9%	10%	0%	5%	7%	5%	45%	100%
Industrial	0%	0%	2%	61%	0%	0%	8%	29%	100%
Total	12%	6%	7%	22%	3%	4%	6%	39%	100%

CBD	42%	8%	5%	2%	3%	0%	2%	39%	100%
Suburban	3%	5%	7%	29%	3%	6%	8%	39%	100%
Total	12%	6%	7%	22%	3%	4%	6%	39%	100%

U.S. Government and other government tenants	0%	25%	4%	0%	9%	14%	0%	47%	100%
Medical related tenants	18%	6%	17%	0%	11%	3%	6%	39%	100%
Land leases	0%	0%	0%	100%	0%	0%	0%	0%	100%
Other investment grade tenants (2)	23%	2%	12%	0%	1%	1%	5%	57%	100%
Other tenants	17%	5%	6%	0%	2%	6%	13%	51%	100%
Vacant	12%	5%	7%	2%	2%	6%	16%	51%	100%
Total	12%	6%	7%	22%	3%	4%	6%	39%	100%

Percent by Property Type and Tenant:
Office	100%	100%	92%	0%	100%	100%	53%	74%	64%
Industrial	0%	0%	8%	100%	0%	0%	47%	27%	36%
Total	100%	100%	100%	100%	100%	100%	100%	100%	100%

CBD	84%	34%	18%	2%	23%	0%	7%	24%	25%
Suburban	16%	66%	83%	98%	77%	100%	93%	76%	75%
Total	100%	100%	100%	100%	100%	100%	100%	100%	100%

U.S. Government and other government tenants	0%	52%	7%	0%	35%	42%	0%	15%	12%
Medical related tenants	18%	13%	31%	0%	42%	8%	11%	12%	12%
Land leases	0%	0%	0%	99%	0%	0%	0%	0%	22%
Other investment grade tenants (2)	35%	6%	32%	0%	3%	3%	14%	27%	19%
Other tenants	41%	25%	23%	0%	16%	39%	60%	38%	29%
Vacant	6%	5%	7%	1%	4%	8%	15%	8%	6%
Total	100%	100%	100%	100%	100%	100%	100%	100%	100%

(1)          Sq. ft. is pursuant to signed leases as of March 31, 2005, and includes (i) space being fitted out for occupancy and (ii) space which is leased but is not occupied or is being offered for sublease.

(2)          Excludes investment grade tenants included above.

Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market which excludes properties located in Wilmington, DE.  Southern California includes properties located in the Los Angeles, San Diego and Orange County markets, as defined by CoStar.  Oahu, HI includes all properties located on the island of Oahu.

PORTFOLIO SUMMARY BY PROPERTY TYPE, TENANT AND MAJOR MARKET (ANNUALIZED RENTAL INCOME)

(dollars in thousands)

	Metro	Metro	Metro		Southern	Metro	Metro	Other
	Philadelphia, PA	Washington, DC	Boston, MA	Oahu, HI	California	Atlanta, GA	Austin, TX	Markets	Total
Annualized Rental Income (1):
Office	$126,871	$76,100	$57,562	$—	$46,678	$34,235	$23,409	$217,920	$582,775
Industrial	—	—	1,191	43,383	—	—	15,857	37,675	98,106
Total	$126,871	$76,100	$58,753	$43,383	$46,678	$34,235	$39,266	$255,595	$680,881

CBD	$117,099	$33,677	$17,920	$1,062	$20,372	$—	$4,901	$75,626	$270,657
Suburban	9,772	42,423	40,833	42,321	26,306	34,235	34,365	179,969	410,224
Total	$126,871	$76,100	$58,753	$43,383	$46,678	$34,235	$39,266	$255,595	$680,881

U.S. Government and other government tenants	$199	$38,399	$5,193	$—	$10,518	$16,161	$—	$44,480	$114,950
Medical related tenants	19,898	12,031	17,284	—	29,832	3,087	8,174	36,086	126,392
Land leases	—	—	—	43,383	—	—	—	—	43,383
Other investment grade tenants (2)	48,416	5,175	19,970	—	1,110	872	6,625	80,019	162,187
Other tenants	58,358	20,495	16,306	—	5,218	14,115	24,467	95,010	233,969
Total	$126,871	$76,100	$58,753	$43,383	$46,678	$34,235	$39,266	$255,595	$680,881

Percent by Major Market:
Office	22%	13%	10%	0%	8%	6%	4%	37%	100%
Industrial	0%	0%	1%	44%	0%	0%	16%	38%	100%
Total	19%	11%	9%	6%	7%	5%	6%	38%	100%

CBD	43%	12%	7%	0%	8%	0%	2%	28%	100%
Suburban	2%	10%	10%	10%	6%	8%	8%	44%	100%
Total	19%	11%	9%	6%	7%	5%	6%	38%	100%

U.S. Government and other government tenants	0%	33%	5%	0%	9%	14%	0%	39%	100%
Medical related tenants	16%	10%	14%	0%	24%	2%	7%	29%	100%
Land leases	0%	0%	0%	100%	0%	0%	0%	0%	100%
Other investment grade tenants (2)	30%	3%	12%	0%	1%	1%	4%	49%	100%
Other tenants	25%	9%	7%	0%	2%	6%	11%	41%	100%
Total	19%	11%	9%	6%	7%	5%	6%	38%	100%

Percent by Property Type and Tenant:
Office	100%	100%	98%	0%	100%	100%	60%	85%	86%
Industrial	0%	0%	2%	100%	0%	0%	40%	15%	14%
Total	100%	100%	100%	100%	100%	100%	100%	100%	100%

CBD	92%	44%	31%	2%	44%	0%	13%	30%	40%
Suburban	8%	56%	70%	98%	56%	100%	88%	70%	60%
Total	100%	100%	100%	100%	100%	100%	100%	100%	100%

U.S. Government and other government tenants	0%	50%	9%	0%	22%	47%	0%	17%	17%
Medical related tenants	16%	16%	29%	0%	64%	9%	21%	14%	19%
Land leases	0%	0%	0%	100%	0%	0%	0%	0%	6%
Other investment grade tenants (2)	38%	7%	34%	0%	2%	3%	17%	31%	24%
Other tenants	46%	27%	28%	0%	11%	41%	62%	37%	34%
Total	100%	100%	100%	100%	100%	100%	100%	100%	100%

(1)          Annualized rental income is rents pursuant to signed leases as of March 31, 2005, plus expense reimbursements; includes some triple net lease rents and excludes lease value amortization.

(2)          Excludes investment grade tenants included above.

Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market which excludes properties located in Wilmington, DE.  Southern California includes properties located in the Los Angeles, San Diego and Orange County markets, as defined by CoStar.  Oahu, HI includes all properties located on the island of Oahu.

SUMMARY OF PROPERTIES BY MAJOR MARKET

(sq. ft. in thousands)

	As of 3/31/05			Annualized	% of Annualized
Market	Properties	Sq. Ft.	% Sq. Ft.	Rental Income (1)	Rental Income (1)
Metro Philadelphia, PA	21	5,452	12.3%	$126,871	18.6%
Metro Washington, DC	20	2,644	6.0%	76,100	11.2%
Metro Boston, MA	39	2,979	6.7%	58,753	8.6%
Oahu, HI	12	9,699	22.0%	43,383	6.4%
Southern California	24	1,444	3.3%	46,678	6.9%
Metro Atlanta, GA	36	1,845	4.2%	34,235	5.0%
Metro Austin, TX	26	2,806	6.4%	39,266	5.8%
Other markets	197	17,282	39.1%	255,595	37.5%
Total	375	44,151	100.0%	$680,881	100.0%

	Percent NOI For the Three Months Ended (2)
	3/31/2005	12/31/2004	9/30/2004	6/30/2004	3/31/2004
Metro Philadelphia, PA	15.6%	14.8%	19.9%	21.0%	21.4%
Metro Washington, DC	11.9%	11.7%	11.4%	11.3%	11.1%
Metro Boston, MA	9.2%	10.3%	10.8%	10.6%	10.6%
Oahu, HI	8.4%	8.5%	8.7%	9.9%	10.0%
Southern California	7.6%	7.9%	6.7%	7.0%	8.0%
Metro Atlanta, GA	5.2%	5.1%	4.2%	0.0%	0.0%
Metro Austin, TX	4.6%	4.5%	4.5%	5.0%	5.5%
Other markets	37.5%	37.2%	33.8%	35.2%	33.4%
Total	100.0%	100.0%	100.0%	100.0%	100.0%

(1)          Annualized rental income is rents pursuant to signed leases as of March 31, 2005, plus expense reimbursements; includes some triple net lease rents and excludes lease value amortization.

(2)          NOI, or net operating income, is defined as property rental income less property operating expenses.

Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market which excludes properties located in Wilmington, DE.  Southern California includes properties located in the Los Angeles, San Diego and Orange County markets, as defined by CoStar.  Oahu, HI includes all properties located on the island of Oahu.

LEASING SUMMARY

(dollars and sq. ft. in thousands, except per sq. ft. data)

	As of and For the Three Months Ended
	3/31/2005	12/31/2004	9/30/2004	6/30/2004	3/31/2004
Properties	375	375	365	243	240
Total sq. ft. (1)	44,151	44,154	43,333	36,652	36,026
Percentage leased	93.7%	93.0%	93.1%	93.5%	93.2%

Leasing Activity (sq. ft.):
New leases	677	563	471	453	171
Renewals	829	869	1,081	525	319
Total	1,506	1,432	1,552	978	490

% Change in Rent (2):
New leases	-4%	6%	-5%	-16%	-12%
Renewals	-16%	-2%	1%	-7%	-5%
Weighted average by sq. ft.	-11%	1%	0%	-11%	-8%

Capital Commitments (3):
New leases	$14,867	$27,921	$15,162	$22,852	$4,334
Renewals	12,377	16,219	20,865	12,830	5,852
Total	$27,244	$44,140	$36,027	$35,682	$10,186

Capital Commitments per Sq. Ft. (3):
New leases	$21.96	$49.59	$32.19	$50.45	$25.35
Renewals	$14.93	$18.66	$19.30	$24.44	$18.34
Total	$18.09	$30.82	$23.21	$36.48	$20.79

Weighted Average Lease Term by Sq. Ft. (years):
New leases	5.5	9.6	9.1	11.2	6.7
Renewals	6.7	8.4	7.9	9.2	6.2
Total	6.2	8.9	8.2	10.2	6.4

Capital Commitments per Sq. Ft. per Year:
New leases	$3.99	$5.17	$3.54	$4.50	$3.78
Renewals	$2.23	$2.22	$2.44	$2.66	$2.96
Total	$2.92	$3.46	$2.83	$3.58	$3.25

(1)          Sq. ft. measurements are subject to modest changes when space is re-measured or re-configured for new tenants.

(2)          Percent difference in prior rents charged for same space.  Rents include expense reimbursements and exclude lease value amortization.

(3)          Represents commitments to tenant improvements (TI) and leasing commissions and costs (LC).

The above leasing summary is based on leases executed during the periods.

OCCUPANCY AND LEASING ANALYSIS BY PROPERTY TYPE AND MAJOR MARKET

(dollars and sq. ft. in thousands)

		Sq. Ft. Leases Executed During
	Total Sq. Ft.	Three Months Ended 3/31/05			Sq. Ft. Leased
	As of				As of			New and		As of
Property Type/Market	3/31/05	New	Renewals	Total	12/31/2004		Expired	Renewals	Acquisitions	3/31/05
Office	28,326	638	695	1,333	25,781		(1,003)	1,333	—	26,111
Industrial	15,825	39	134	173	15,267		(161)	173	—	15,279
Total	44,151	677	829	1,506	41,048		(1,164)	1,506	—	41,390
Percent leased					93.0	%(1)				93.7%

CBD	10,889	177	405	582	10,111		(443)	582	—	10,250
Suburban	33,262	500	424	924	30,937		(721)	924	—	31,140
Total	44,151	677	829	1,506	41,048		(1,164)	1,506	—	41,390
Percent leased					93.0	%(1)				93.7%

Metro Philadelphia, PA	5,452	206	32	238	4,994		(120)	238	—	5,112
Metro Washington, DC	2,644	18	26	44	2,503		(30)	44	—	2,517
Metro Boston, MA	2,979	33	133	166	2,752		(140)	166	—	2,778
Oahu, HI	9,699	—	—	—	9,642		—	—	—	9,642
Southern California	1,444	13	18	31	1,401		(41)	31	—	1,391
Metro Atlanta, GA	1,845	15	23	38	1,710		(57)	38	—	1,691
Metro Austin, TX	2,806	221	56	277	2,253		(156)	277	—	2,374
Other markets	17,282	171	541	712	15,793		(620)	712	—	15,885
Total	44,151	677	829	1,506	41,048		(1,164)	1,506	—	41,390
Percent leased					93.0	%(1)				93.7%

(1)          Based on total sq. ft. as of December 31, 2004, excludes acquisitions and effects of space remeasurements during the period.

Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market which excludes Wilmington, DE.  Southern California includes properties located in the Los Angeles, San Diego and Orange County markets, as defined by CoStar.  Oahu, HI includes all properties located on the island of Oahu.

TENANTS REPRESENTING 1% OR MORE OF TOTAL ANNUALIZED RENT

(sq. ft. in thousands)

			% of Total	% of Annualized
Tenant		Sq. Ft. (1)	Sq. Ft.	Rental Income (2)	Expiration
1	U.S. Government	5,106	11.6%	15.9%	2005 to 2020
2	GlaxoSmithKline plc	605	1.4%	2.1%	2013
3	PNC Financial Services Group	488	1.1%	1.7%	2011
4	Towers, Perrin, Forster & Crosby, Inc.	447	1.0%	1.6%	2005, 2006, 2011
5	Tyco International Ltd	660	1.5%	1.5%	2007, 2011
6	Comcast Corporation	406	0.9%	1.3%	2005, 2006, 2008
7	Motorola, Inc.	770	1.7%	1.3%	2006, 2008, 2010
8	Manugistics, Inc.	283	0.6%	1.3%	2012
9	Solectron Corporation	765	1.7%	1.3%	2014
10	Ballard Spahr Andrews & Ingersoll, LLP	230	0.5%	1.2%	2015
11	Westinghouse Electric Corporation	534	1.2%	1.2%	2010
12	Mellon Bank, N.A.	234	0.5%	1.1%	2012, 2015
13	Fallon Health Clinics	444	1.0%	1.1%	2019
14	The Scripps Research Institute	164	0.4%	1.0%	2019
	Total	11,136	25.1%	33.6%

(1)          Sq. ft. is pursuant to signed leases as of March 31, 2005, and includes (i) space being fitted out for occupancy and (ii) space which is leased but is not occupied or is being offered for sublease.

(2)          Annualized rental income is rents pursuant to signed leases as of March 31, 2005, plus expense reimbursements; includes some triple net lease rents and excludes lease value amortization.

THREE YEAR LEASE EXPIRATION SCHEDULE BY PROPERTY TYPE

(dollars and sq. ft. in thousands)

	Total as of 3/31/05	2005	2006	2007	2008 and Thereafter

Office:
Total sq. ft.	28,326
Leased sq. ft. (1)	26,111	1,969	2,164	2,696	19,282
Percent	100.0%	7.5%	8.3%	10.3%	73.9%
Annualized rental income (2)	$582,775	$43,578	$48,055	$62,376	$428,766
Percent	100.0%	7.5%	8.2%	10.7%	73.6%

Industrial:
Total sq. ft.	15,825
Leased sq. ft. (1)	15,279	238	543	707	13,791
Percent	100.0%	1.6%	3.6%	4.6%	90.2%
Annualized rental income (2)	$98,106	$2,244	$3,688	$8,374	$83,800
Percent	100.0%	2.3%	3.8%	8.5%	85.4%

CBD:
Total sq. ft.	10,889
Leased sq. ft. (1)	10,250	606	758	879	8,007
Percent	100.0%	5.9%	7.4%	8.6%	78.1%
Annualized rental income (2)	$270,657	$16,592	$21,391	$25,502	$207,172
Percent	100.0%	6.1%	7.9%	9.4%	76.6%

Suburban:
Total sq. ft.	33,262
Leased sq. ft. (1)	31,140	1,601	1,949	2,524	25,066
Percent	100.0%	5.1%	6.3%	8.1%	80.5%
Annualized rental income (2)	$410,224	$29,230	$30,352	$45,248	$305,394
Percent	100.0%	7.1%	7.4%	11.0%	74.5%

Total:
Total sq. ft.	44,151
Leased sq. ft. (1)	41,390	2,207	2,707	3,403	33,073
Percent	100.0%	5.3%	6.5%	8.2%	80.0%
Annualized rental income (2)	$680,881	$45,822	$51,743	$70,750	$512,566
Percent	100.0%	6.7%	7.6%	10.4%	75.3%

(1)          Sq. ft. is pursuant to signed leases as of March 31, 2005, and includes (i) space being fitted out for occupancy and (ii) space which is leased but is not occupied or is being offered for sublease.

(2)          Annualized rental income is rents pursuant to signed leases as of March 31, 2005, plus expense reimbursements; includes some triple net lease rents and excludes lease value amortization.

THREE YEAR LEASE EXPIRATION SCHEDULE BY MAJOR MARKET

(dollars and sq. ft. in thousands)

	Total as of 3/31/05	2005	2006	2007	2008 and Thereafter
Metro Philadelphia, PA:
Total sq. ft.	5,452
Leased sq. ft. (1)	5,112	326	272	235	4,279
Percent	100.0%	6.4%	5.3%	4.6%	83.7%
Annualized rental income (2)	$126,871	$8,291	$7,940	$4,599	$106,041
Percent	100.0%	6.5%	6.3%	3.6%	83.6%
Metro Washington, DC:
Total sq. ft.	2,644
Leased sq. ft. (1)	2,517	273	163	242	1,839
Percent	100.0%	10.8%	6.5%	9.6%	73.1%
Annualized rental income (2)	$76,100	$6,833	$4,853	$7,069	$57,345
Percent	100.0%	9.0%	6.4%	9.3%	75.3%
Metro Boston, MA
Total sq. ft.	2,979
Leased sq. ft. (1)	2,778	92	205	643	1,838
Percent	100.0%	3.3%	7.4%	23.1%	66.2%
Annualized rental income (2)	$58,753	$3,109	$4,111	$14,175	$37,358
Percent	100.0%	5.3%	7.0%	24.1%	63.6%
Oahu, HI:
Total sq. ft.	9,699
Leased sq. ft. (1)	9,642	8	—	—	9,634
Percent	100.0%	0.1%	0.0%	0.0%	99.9%
Annualized rental income (2)	$43,383	$90	$—	$—	$43,293
Percent	100.0%	0.2%	0.0%	0.0%	99.8%
Southern California:
Total sq. ft.	1,444
Leased sq. ft. (1)	1,391	53	184	280	874
Percent	100.0%	3.8%	13.2%	20.1%	62.9%
Annualized rental income (2)	$46,678	$2,233	$5,857	$8,953	$29,635
Percent	100.0%	4.8%	12.5%	19.2%	63.5%
Metro Atlanta, GA:
Total sq. ft.	1,845
Leased sq. ft. (1)	1,691	205	89	131	1,266
Percent	100.0%	12.1%	5.3%	7.7%	74.9%
Annualized rental income (2)	$34,235	$3,917	$1,557	$2,646	$26,115
Percent	100.0%	11.4%	4.5%	7.7%	76.4%
Metro Austin, TX:
Total sq. ft.	2,806
Leased sq. ft. (1)	2,374	77	68	587	1,642
Percent	100.0%	3.2%	2.9%	24.7%	69.2%
Annualized rental income (2)	$39,266	$1,742	$1,427	$10,089	$26,008
Percent	100.0%	4.4%	3.6%	25.7%	66.3%
Other markets:
Total sq. ft.	17,282
Leased sq. ft. (1)	15,885	1,173	1,726	1,285	11,701
Percent	100.0%	7.4%	10.9%	8.1%	73.6%
Annualized rental income (2)	$255,595	$19,607	$25,998	$23,219	$186,771
Percent	100.0%	7.7%	10.2%	9.1%	73.0%
Total:
Total sq. ft.	44,151
Leased sq. ft. (1)	41,390	2,207	2,707	3,403	33,073
Percent	100.0%	5.3%	6.5%	8.2%	80.0%
Annualized rental income (2)	$680,881	$45,822	$51,743	$70,750	$512,566
Percent	100.0%	6.7%	7.6%	10.4%	75.3%

(1)          Sq. ft. is pursuant to signed leases as of March 31, 2005, and includes (i) space being fitted out for occupancy and (ii) space which is leased but is not occupied or is being offered for sublease.

(2)          Annualized rental income is rents pursuant to signed leases as of March 31, 2005, plus expense reimbursements; includes some triple net lease rents and excludes lease value amortization.

Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market which excludes Wilmington, DE.  Southern California includes properties located in the Los Angeles, San Diego and Orange County markets, as defined by CoStar.  Oahu, HI includes all properties located on the island of Oahu.

PORTFOLIO LEASE EXPIRATION SCHEDULE

(dollars and sq. ft. in thousands)

			Annualized	% of Annualized
	Sq. Ft. Expiring (1)	% of Sq. Ft. Expiring	Rental Income Expiring (2)	Rental Income Expiring
2005	2,207	5.3%	$45,822	6.7%
2006	2,707	6.5%	51,743	7.6%
2007	3,403	8.2%	70,750	10.4%
2008	3,529	8.5%	63,825	9.4%
2009	2,967	7.2%	55,843	8.2%
2010	3,447	8.3%	56,664	8.3%
2011	3,747	9.1%	68,192	10.0%
2012	2,706	6.5%	57,174	8.4%
2013	1,562	3.8%	32,350	4.8%
2014	1,736	4.2%	28,921	4.2%
2015 and thereafter	13,379	32.4%	149,597	22.0%
Total	41,390	100.0%	$680,881	100.0%

Weighted average remaining lease term (in years)	9.3		6.9

(1)          Sq. ft. is pursuant to signed leases as of March 31, 2005, and includes (i) space being fitted out for occupancy and (ii) space which is leased but is not occupied or is being offered for sublease.

(2)          Annualized rental income is rents pursuant to signed leases as of March 31, 2005, plus expense reimbursements; includes some triple net lease rents and excludes lease value amortization.